Exhibit 99.2

SolarWinds Announces Exploration of Potential Spin-off of MSP Business

AUSTIN, Texas - August 6, 2020 - SolarWinds Corporation (NYSE: SWI), a leading provider of powerful and affordable IT management software, announced today that its board of directors has authorized the company’s management team to explore a potential spin-off of its MSP business into a newly created and separately traded public company.

If completed, the standalone entity would provide broad and scalable IT service management solutions designed to enable managed service providers, or MSPs, to deliver outsourced IT services for their small and medium size business end-customers and more efficiently manage their own businesses. SolarWinds would retain its Core IT Management business focused primarily on corporate IT organizations. SolarWinds believes that, if completed, the potential spin-off would enable shareholders to more clearly evaluate the performance and future potential of each entity on a standalone basis, while allowing each to pursue its own distinct business strategy and capital allocation policy.

If SolarWinds proceeds with the spin-off, it would be structured as a tax-free, pro-rata distribution to all SolarWinds shareholders as of a record date to be determined by the board of directors of SolarWinds. If completed, upon effectiveness of the transaction, SolarWinds shareholders would own shares of both companies.

“We are exploring a potential spin-off transaction because we believe that, if completed, a spin-off may enhance the successful operation of both the MSP and the Core IT Management businesses and increase their respective values,” said Kevin Thompson, president and CEO, SolarWinds. “By splitting the two businesses into separate companies, it may be that the business and related investment, spending and capital allocation policies of each company could be managed consistently with each business’ objectives. Establishing specific and independent goals may enable both the Core IT Management and MSP businesses to manage investments and objectives that are more closely tailored to each business’ market needs and customer requirements. Should we move forward with the spin-off, we would expect that the Core IT Management business would be focused on maintaining our best-in-class profit margins, while the MSP business would be focused on long-term growth with strong, differentiated profitability metrics for a SaaS business.”

Completion of any spin-off would be subject to various conditions, including final approval of SolarWinds’ board of directors, and there can be no assurance that the potential spin-off transaction will be completed in the manner described above, or at all. If SolarWinds proceeds with the spin-off, it does not expect to complete the transaction earlier than the end of the first quarter of 2021. DLA Piper LLP (US) is serving as legal advisor.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

Conference Call and Webcast

In conjunction with this announcement, SolarWinds will host a conference call today to discuss the potential spin-off of its MSP business, as well as its financial results, business and business outlook, at 4:00 p.m. CT (5:00 p.m. ET/2:00 p.m. PT). A live webcast of the call and materials presented during the call will be available on the SolarWinds Investor Relations website at http://investors.solarwinds.com. A live dial-in will be available domestically at (877) 823-8676 and internationally at +1 (647) 689-4178. To access the live call, please dial in 5-10 minutes before the scheduled start time. A replay of the webcast will be available on a temporary basis shortly after the event on the SolarWinds Investor Relations website.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our positioning in the current economic environment and our expectations regarding the potential spin-off of our MSP business into a newly created and separately traded public company and our preliminary strategic, operational and financial considerations related thereto. In addition, we are currently exploring the spin-off.  It has not been approved by our board of directors, and our statements with respect thereto are preliminary in nature and subject to change as additional information becomes available and as we consider and plan further the future strategic, operational, financial and capital objectives, profiles and structures of the two businesses.

These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential spin-off of our MSP business into a newly created and separately traded public company, including that the process of exploring the spin-off and potentially completing the spin-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business, and that the spin-off may not be completed in accordance with our expected plans or anticipated timelines, or at all; (b) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (c) any of the following factors either generally or as a result of the impacts of the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of our customers, their end-customers and our prospective customers: (i) reductions in information technology spending or delays in purchasing decisions by our customers, their end-customers and our prospective customers, (ii) the inability to sell products to new customers or to sell additional products or upgrades to our existing customers, (iii) any decline in our renewal or net retention rates, (iv) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (v) the timing and adoption of new products, product upgrades or pricing model changes by SolarWinds or its competitors, (vi) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity, (vii) risks associated with our international operations; (d) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to expand our operations in order to support additional growth in our business; (e) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively; (f) our status as a controlled company; and (g) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the period ended December 31, 2019 filed on February 24, 2020, the Form 10-Q for the quarter ended March 31, 2020 filed on May 8, 2020 and the Form 10-Q for the quarter ended June 30, 2020 that SolarWinds anticipates filing on or before August 10, 2020. All information provided in this release is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.

#SWIfinancials

About SolarWinds

SolarWinds (NYSE:SWI) is a leading provider of powerful and affordable IT infrastructure management software. Our products give organizations worldwide, regardless of type, size or IT infrastructure complexity, the power to monitor and manage the performance of their IT environments, whether on-premises, in the cloud, or in hybrid models. We continuously engage with all types of technology professionals-IT operations professionals, DevOps professionals, and managed service providers (MSPs)-to understand the challenges they face maintaining high-performing and highly available IT infrastructures. The insights we gain from engaging with them, in places like our THWACK online community, allow us to build products that solve well-understood IT management challenges in ways that technology professionals want them solved. This focus on the user and commitment to excellence in end-to-end hybrid IT performance management has established SolarWinds as a worldwide leader in network management software and MSP solutions. Learn more today at www.solarwinds.com.

The SolarWinds, SolarWinds & Design, Orion, and THWACK trademarks are the exclusive property of SolarWinds Worldwide, LLC or its affiliates, are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other SolarWinds trademarks, service marks, and logos may be common law marks or are registered or pending registration. All other trademarks mentioned herein are used for identification purposes only and are trademarks of (and may be registered trademarks of) their respective companies.

© 2020 SolarWinds Worldwide, LLC. All rights reserved.

CONTACTS:

Investors:	Media:
Howard Ma Phone: 512.498.6707 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com